SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)               JANUARY 29, 1998


                           THE SPORTS AUTHORITY, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

         1-13426                                      36-3511120
   (Commission File Number)                 (I.R.S. Employer Identification No.)

3383 NORTH STATE ROAD 7, FT. LAUDERDALE, FL                              33319
 (Address of principal executive offices)                             (Zip Code)

        Registrant's telephone number, including area code (954) 735-1701

                                      N.A.
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

         See the news release attached hereto as Exhibit 99.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               THE SPORTS AUTHORITY, INC.


Date: January 29, 1998      By: /s/ Anthony F. Crudele
                                -----------------------------------------------
                                    Anthony F. Crudele
                                    Senior Vice President and
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)


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                                INDEX TO EXHIBITS


EXHIBIT

99         Press Release dated January 29, 1998